UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   June 22, 2007

International Electronics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts

(State or Other Jurisdiction of Incorporation)

0-16305	04-2654231
(Commission File Number)	(IRS Employer Identification No.)

427 Turnpike Street
Canton, Massachusetts	02021
(Address of Principal Executive Offices)	(Zip Code)

(781) 821-5566

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.01  Changes in Control of Registrant.

On June 25, 2007, Acquisition Sub 2007-2, Inc., a Massachusetts corporation (the “Purchaser”), a wholly-owned subsidiary of Linear LLC, a California limited liability company (“Linear”), announced the expiration of the initial period of the offer (the “Offer”) by Purchaser to acquire all of the outstanding shares of common stock (the “Shares”) of International Electronics, Inc. (the “Company”) for $6.65 per Share in cash (the “Offer Price”).  The initial period of the Offer and the withdrawal rights expired at 12:00 Midnight, New York City time, on June 22, 2007 (the “Initial Expiration Date”).  The tender offer was conducted pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated May 14, 2007, by and among Linear, the Purchaser, the Company, and, solely for purposes of Section 8.7 thereof, Nortek Inc., a Delaware corporation and the parent company of Linear (“Nortek”).  The depositary for the Offer advised the Purchaser and Linear that approximately 1,517,219 Shares had been validly tendered and not withdrawn as of the Initial Expiration Date, representing approximately 86.33% of the Company’s issued and outstanding Shares.  All Shares validly tendered as of the Initial Expiration Date were accepted for payment in accordance with the terms of the Offer.

Because the Purchaser did not obtain at least 90% of the Company’s issued and outstanding Shares as of the Initial Expiration Date, the Purchaser commenced a subsequent offering period on June 25, 2007 for all remaining untendered Shares that will expire at 12:00 Midnight, New York City time, on Thursday, July 12, 2007, in accordance with the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and the Merger Agreement.  During the subsequent offering period, holders of Shares who did not previously tender their Shares into the Offer may do so and will promptly receive the Offer Price per Share in cash, without interest thereon, less any required withholding taxes.  The Company supports the Purchaser’s decision to pursue the subsequent offering period.

Pursuant to the terms of the Merger Agreement, provided that at least 90% of the Company’s issued and outstanding Shares are validly tendered and not withdrawn, the parties will take all appropriate action to effect a merger of the Purchaser with and into the Company, with the Company surviving as a wholly-owned subsidiary of Linear (the “Merger”), in the form of a “short form” merger, without a meeting of stockholders of the Company, in accordance with Section 11.05 of the Massachusetts Business Corporations Act (the “MBCA”).  Since the Purchaser has purchased more than two-thirds of the total number of Shares outstanding at the Initial Expiration Date (the “Minimum Condition”), in the event the parties are not able to effect a short form merger after the expiration of the subsequent offering period as described above, the Company will duly call, give notice of, convene and hold a special meeting of its stockholders for the purposes of considering and taking action upon the approval and adoption of the Merger and the Merger Agreement.

Each option to purchase Shares that remains outstanding immediately prior to the Merger, whether or not then vested, immediately prior to the consummation of the Offer shall be canceled and converted into a right to receive a cash amount equal to (i) the product of (A) the excess of the Offer Price over the exercise price per Share of such option, multiplied by (B) the number of Shares subject to such option, less (ii) any applicable withholdings for taxes.

At the effective time of the Merger, each Share then outstanding (other than Shares that are owned by the Company, Linear or Purchaser and Shares held by shareholders who have properly exercised dissenters’ rights under the MBCA) will be converted into the right to receive a cash amount equal to the Offer Price, without interest.

According to the Purchaser’s Offer to Purchase for Cash All Outstanding Shares of Common Stock of the Company (the “Offer to Purchase”), which was filed as Exhibit 99.(A)(1) to the Purchaser’s Schedule TO filed with the SEC on May 25, 2007, Linear and Nortek will ensure that the Purchaser has sufficient funds to acquire all of the outstanding Shares pursuant to the Offer and to fulfill its obligations under the Merger Agreement.  As set forth in the Offer to Purchase, as of May 23, 2007, Nortek and its subsidiaries had approximately $26,000,000 in unrestricted cash and cash equivalents.

The Merger Agreement contains certain provisions with respect to the composition of the Company’s Board of Directors (the “Board”).  In particular, as a result of the satisfaction of the Minimum Condition, Linear is entitled to designate such number of directors, rounded up to the next whole number, on the Board as is equal to the product obtained by multiplying the total number of directors on such Board by the percentage that the number of Shares so purchased and paid for bears to the total number of Shares then outstanding, but in no event less than a majority of the number of directors.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 15, 2007 and is incorporated by reference herein.

To the knowledge of the Company, there are no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a further change of control of the Company.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*

Agreement and Plan of Merger, dated as of May 14, 2007, by and among Linear LLC, a California limited liability company, Acquisition Sub 2007-2, Inc., a Massachusetts corporation, and, solely for purposes of Section 8.7 thereof, Nortek Inc., a Delaware corporation, and International Electronics, Inc., a Massachusetts corporation (filed as Exhibit 2.1 to International Electronics, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2007 and incorporated herein by reference).

*                    Schedules, certain exhibits and similar attachments to the Agreement and Plan of Merger are not filed, but International Electronics, Inc. undertakes to furnish a copy of any schedule, exhibit or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL ELECTRONICS, INC.

Date:June 28, 2007	By:	/s/ John Waldstein
	Name:	John Waldstein
	Title:	President, Chief Executive Officer, Chief Financial Officer andTreasurer

EXHIBIT INDEX

Exhibit No.	Description
2.1*

Agreement and Plan of Merger, dated as of May 14, 2007, by and among Linear LLC, a California limited liability company, Acquisition Sub 2007-2, Inc., a Massachusetts corporation, and, solely for purposes of Section 8.7 thereof, Nortek Inc., a Delaware corporation, and International Electronics, Inc., a Massachusetts corporation (filed as Exhibit 2.1 to International Electronics, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2007 and incorporated herein by reference).

*                    Schedules, certain exhibits and similar attachments to the Agreement and Plan of Merger are not filed, but International Electronics, Inc. undertakes to furnish a copy of any schedule, exhibit or similar attachment to the Securities and Exchange Commission upon request.